CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT


I,  George  R.   Aylward,   President  of  Phoenix   Equity   Series  Fund  (the
"Registrant"), certify that:

        1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:       May 5, 2008                       /s/ George R. Aylward
     -------------------------------         -----------------------------------
                                             George R. Aylward, President
                                             (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Equity Series Fund (the "Registrant"), certify that:

        1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:       May 5, 2008                      /s/ W. Patrick Bradley
     -------------------------------         -----------------------------------
                                             W. Patrick Bradley, Chief Financial
                                             Officer and Treasurer
                                             (principal financial officer)